SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  August 19, 2004

deCODE genetics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-30469	04-3326704
(State or Other Juris- diction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Sturlugata 8, 1S-101 Reykjavík, Iceland
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code +354-570-1900

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        ☐    Written communications pursuant to Rule 425 under the Securities Act

        ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

        ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

        ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.01                                                 Changes in Registrant’s Certifying Accountant.

On August 19, 2004, PricewaterhouseCoopers LLP (“PwC”) resigned as the independent registered public accounting firm for deCODE genetics, Inc. (“deCODE”).  The resignation was the sole decision of PwC and was neither approved nor recommended by deCODE’s Audit Committee.

PwC’s reports on deCODE’s financial statements for the fiscal years ended December 31, 2003 and 2002 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.  However, PwC’s reports on the 2003 and 2002 deCODE financial statements included an explanatory paragraph, which paragraph disclosed that effective January 1, 2002 deCODE changed its method of recognizing milestone revenue.

During deCODE’s fiscal years ended December 31, 2003 and 2002 and the period from January 1, 2004 through August 19, 2004, (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to PwC’s satisfaction, would have caused PwC to make reference thereto in their reports on the financial statements for such years and (ii) except as set forth in the immediately following paragraph, there were no “reportable events” as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

In connection with the audit of deCODE’s consolidated financial statements for the fiscal year ended December 31, 2002, PwC advised the Audit Committee of certain matters representing reportable conditions with respect to deCODE’s internal controls over financial reporting.  These reportable conditions were disclosed in Item 14(a) of deCODE’s Annual Report on Form 10-K for 2002, which Item 14(a) of such Annual Report is incorporated herein by reference.  deCODE took a number of corrective actions to address these matters in 2003.  In connection with the audit of deCODE’s financial statements for the fiscal year ended December 31, 2003 and the review procedures performed with respect to deCODE’s financial statements for the quarterly periods ended March 31 and June 30, 2004, PwC advised the Audit Committee of a reportable condition with regard to deCODE’s period-end financial closing procedures, namely enhancing existing closing procedures to include the implementation of more detailed and thorough review procedures.  deCODE has taken a number of corrective actions to address these matters and management expects to complete its remediation efforts in 2004.

deCODE has authorized PwC to respond fully to the inquiries of its successor independent registered public accounting firm regarding these matters.

deCODE provided PwC with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission and requested PwC to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made above.  Attached as Exhibit 16 is a copy of PwC’s letter to the Securities and Exchange Commission.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

16                                    Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated August 26, 2004.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

deCODE genetics, Inc.

	By:	/s/ Lance Thibault
Lance Thibault
Chief Financial Officer and Treasurer

Dated: August 26, 2004